UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant 

Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Section 240.14a-12

INTERACTIVE INTELLIGENCE GROUP, INC.

(Name of Registrant as Specified in its Charter)

_____________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

1)	Title of each class of securities to which transaction applies:

_______________________________________________________________________________

2)	Aggregate number of securities to which transaction applies:

_______________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_______________________________________________________________________________

4)	Proposed maximum aggregate value of transaction:

_______________________________________________________________________________

5)	Total fee paid:

_______________________________________________________________________________

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

_______________________________________________________________________________

2)	Form, Schedule or Registration Statement No.:

_______________________________________________________________________________

3)	Filing Party:

_______________________________________________________________________________

4)	Date Filed:

_______________________________________________________________________________

** Exercise Your Right to Vote**

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 22, 2013

INTERACTIVE INTELLIGENCE GROUP, INC.

Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 28, 2013

Date: May 22, 2013 Time: 1:30 PM EDT

Location: Company's World Headquarters

7601 Interactive Way

Indianapolis, IN 46278

For meeting directions please

call: (317) 872-3000 and press option “4”

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

----- Before You Vote -----

How to Access the Proxy Materials

 Proxy Materials Available to VIEW or RECEIVE:

1.	Notice and Proxy Statement 2. Annual Report on Form 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com .

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET: www.proxyvote.com
2)	BY TELEPHONE: 1-800-579-1639
3)	BY E-MAIL*: sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 2, 2013 to facilitate timely delivery.

----- How To Vote -----

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “ legal proxy .” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com . Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Phone: To vote by phone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors

Nominees

01) Mark E. Hill

02) Michael C. Heim

The Board of Directors recommends you vote FOR the following proposal(s):

2.	Approve, in an advisory (non-binding) vote, the compensation paid to our named executive officers.
3.	Approve an Amendment to the Interactive Intelligence Group, Inc. 2006 Equity Incentive Plan.
4.	Consent to the Appointment of KPMG LLP as Independent Registered Public Accounting Firm.

NOTE: In their discretion, the proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

Voting Instructions